EXPRESSPOINT TECHNOLOGY SERVICES, INC.

                         1996 EMPLOYEE STOCK OPTION PLAN
            --------------------------------------------------------


1 Purpose of the Plan. The purpose of this plan (the "Plan") is to secure for ExpressPoint Technology Services, Inc. (the "Company") and its shareholders the benefits arising from capital stock ownership by employees, officers, directors, consultants and advisors of the Company and its parent and subsidiary corporations who are expected to contribute to the Company's future growth and success. Except where the context otherwise requires, the term "Company" shall include the parent and all present and future subsidiaries of the Company as defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended or replaced from time to time (the "Code"). Those provisions of the Plan that make express reference to
     Section 422 of the Code shall apply only to incentive stock options (as defined below).


2    Types of Options and Administration.

     2.1 Types of Options. Options granted pursuant to the Plan may be either incentive stock options meeting the requirements of Section 422 of the Code ("Incentive Stock Options") or Non- Statutory Options, which are not intended to meet the requirements of Section 422 of the Code ("Non-Statutory Options").

     2.2     Administration.

             2.2.1 The Plan shall be administered by the Board of Directors of the Company, whose construction and interpretation of the terms and provisions of the Plan shall be final and conclusive. The Board of Directors may in its sole discretion grant options to purchase shares of the Company's Common Stock ("Common Stock") and issue shares upon exercise of such options as provided in the Plan. The Board shall have authority, subject to the express provisions of the Plan, to construe the respective option agreements and the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective option agreements, which need not be identical, and to make all other determinations which are, in the judgment of the Board of Directors, necessary or desirable for the administration of the Plan. The Board of Directors may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any option agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. No director or person acting pursuant to authority delegated by the Board of Directors shall be liable for any action or determination under the Plan made in good faith.
             2.2.2 The Board of Directors, to the full extent permitted by, or consistent with, applicable laws or regulations and Section
                    3.2 of the Plan may delegate any or all of its powers under the Plan to a committee appointed by it (the "Committee"), and if the Committee is so appointed, all references to the Board of Directors in the Plan shall mean and relate to such Committee, except as expressly otherwise provided herein.

     2.3 Applicability of Rule 16b-3. Those provisions of the Plan that make express reference to Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"), or any successor rule ("Rule 16b-3"), or that are required in order for certain option transactions to qualify for exemption under Rule 16b-3, shall apply only to such persons as are required to file reports under Section 16(a) of the Exchange Act (a "Reporting Person").

Rev. October 8, 1996
                                                                     Page 1 of 9

--------------------------------------------------------------------------------



3    Eligibility.

     3.1 General. Options may be granted to persons who are, at the time of grant, employees, officers, directors, consultants or advisors of the Company; provided, that the class of persons to whom Incentive Stock Options may be granted shall be limited to employees of the Company. A person who has been granted an option may, if he or she is otherwise eligible, be granted additional options if the Board of Directors shall so determine. Subject to adjustment as provided in Section 16, below, the maximum number of shares with respect to which options may be granted during the ten-year term of the Plan to any one employee under the Plan shall not exceed 500,000 shares of common stock during the ten-year term of the Plan. For the purpose of calculating such maximum number, (a) an option shall continue to be treated as outstanding notwithstanding its repricing, cancellation or expiration and (b) the repricing of an outstanding option or the issuance of a new option in substitution for a canceled option shall be deemed to constitute the grant of a new additional option separate from the original grant of the option that is repriced or canceled.

     3.2 Grant of Options to Directors and Officers. From and after the registration of the Common Stock of the Company under the Exchange Act, the selection of a director or an officer (as the terms "director" and "officer" are defined for purposes of Rule 16b-3) as a recipient of an option, the timing of the option grant, the exercise price of the option and the number of shares subject to the option shall at a minimum be determined in such manner and with such terms as qualifies such grant for exemption under Rule 16b-3 as the same is in effect from time to time (or any successor rule thereto).


4 Stock Subject to Plan. Subject to adjustment as provided in Section 16 below, the maximum number of shares of Common Stock which may be issued and sold under the Plan is 700,000 shares. If an option granted under the Plan shall expire or terminate for any reason without having been exercised in full, the un-purchased shares subject to such option shall again be available for subsequent option grants under the Plan. If shares issued upon exercise of an option under the Plan are tendered to the Company in payment of the exercise price of an option granted under the Plan, such tendered shares shall again be available for subsequent option grants under the Plan; provided, that in no event shall such shares be made available for issuance to a Reporting Person or pursuant to the exercise of an Incentive Stock Option.


5 Forms of Option Agreements. As a condition to the grant of an option under the Plan, each recipient of an option shall execute an option agreement in such form not inconsistent with the Plan as may be approved by the Board of Directors. The terms and conditions of such option agreements need not be the same for all option recipients.


6    Option Price.

     6.1 General. Subject to Section 3.2, the exercise (purchase) price per share of stock deliverable upon the exercise of an option shall be determined by the Board of Directors; provide, however, that in the case of an Incentive Stock Option, the exercise price shall not be less than 100% of the fair market value of such stock (as determined pursuant to Section 7) on the grant date, or less than 110% of such fair market value in the case of Incentive Stock Options.

     6.2 Payment of the Purchase Price. Options granted under the Plan may provide for the payment of the purchase price by delivery of cash or a check to the order of the Company in an amount equal to such purchase price or, to the extent expressly authorized by the Board of Directors

Rev. October 8, 1996                                                 Page 2 of 9

--------------------------------------------------------------------------------



             on the date of grant or on any date subsequent thereto (a) by delivery to the Company of shares of Common Stock of the Company already owned by the optionee having a fair market value equal on the date of exercise in amount to the exercise price of the options being exercised; or (b) by any other means (including, but without limitation thereto, by delivery of a promissory note of the optionee payable on such terms as are specified by the Board of Directors) which the Board of Directors determines are consistent with the purpose of the Plan and with applicable laws and regulations (including, without limitation, the provisions of Regulation T promulgated by the Federal Reserve Board). The fair market value of any shares of the Company's Common Stock or other non-cash consideration which may be delivered upon exercise of an option shall be determined by the Board of Directors.


7 Fair Market Value. The fair market value of a share of Common Stock on a given date shall be determined as follows:

     7.1 If the Common Stock is listed on the Nasdaq National Market, the Nasdaq SmallCap Market or other nationally recognized exchange or trading system on the date as of which a determination of fair market value is to be made, the fair market value per share of Common Stock shall be deemed to be the last reported sale price or closing price per share on such market, exchange or system on the trading day immediately preceding such date (or, if no such price is reported on such date, the price on the nearest preceding date on which such a price is reported).

     7.2 If the Common Stock is not listed on the Nasdaq National Market, the Nasdaq SmallCap Market or other nationally recognized exchange or trading system on the date as of which a determination of fair market value is to be made, the fair market value per share shall be determined by the Board of Directors based on all factors deemed relevant for such purpose.


8 Option Period. Each option and all rights thereunder shall expire on such date as shall be set forth in the applicable option agreement, except that in the case of an Incentive Stock Option, such expiration date shall not be later than ten years after the date on which the option was granted and, in all cases, options shall be subject to earlier termination as provided in the Plan.


9 Exercise of Options. Each option granted under the Plan shall be exercisable either in full or in installments at such time or times and during such period as shall be established at the time of the grant, subject, however, to the provisions of the Plan.


10 Transferability of Options. No option shall be assignable or transferable by the person to whom it was granted, either voluntarily or by operation of law, except (a) to immediate members of such person's family; or (b) by such person's will or by the laws of descent and distribution. "Immediate family members" shall consist only of a person's father and mother; sisters and brothers; spouse; and children and grandchildren (in both cases, including by adoption). A transfer of an Incentive Stock Option as such pursuant to this provision will only be permissible if and to the extent that Section 422 of the Code, as in effect from time to time, does not cause such Incentive Stock Option to be treated as a non-statutory stock option that does not meet the requirements of Section 422 of the Code.

Rev. October 8, 1996
                                                                     Page 3 of 9

--------------------------------------------------------------------------------





11 Effect of Termination of Employment or Other Relationship. Except as provided in Section 12.4 with respect to Incentive Stock Options, and subject to the provisions of the Plan, the Board of Directors shall determine the period of time during which an optionee may exercise an option following (a) the termination of the optionee's employment or other relationship with the Company;
     or (b) the death or disability of the optionee. Such periods shall be set forth in the agreement evidencing such option.

12 Incentive Stock Options. Options granted under the Plan that are intended to be Incentive Stock Options shall be subject to the following additional terms and conditions:

     12.1 Express Designation. Each Incentive Stock Option granted under the Plan shall, at the time of grant, be specifically designated as such and in the option agreement covering such Incentive Stock Option.

     12.2 Ten Percent Shareholders. If any employee to whom an Incentive Stock Option is to be granted under the Plan is, at the time of the grant of such option, the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (after taking into account the attribution of stock ownership rules of Section 424(d) of the Code), then the following special provisions shall be applicable to the Incentive Stock Option granted to such individual:

             12.2.1 The purchase price per share of the Common Stock subject to such Incentive Stock Option shall not be less than 110% of the fair market value of one share of Common Stock at the time of grant; and

             12.2.2 Such Incentive Stock Option shall expire not later than five years after the date on which the option was granted.

     12.3 Dollar Limitations. For so long as the Code shall so provide, options granted to any employee under the Plan (and any other incentive stock option plans of the Company) that are intended to constitute Incentive Stock Options shall not constitute Incentive Stock Options to the extent that such options, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate fair market value (determined as of the respective date or dates of grant) of more than $100,000.

     12.4 Termination of Employment, Death or Disability. No Incentive Stock Option may be exercised as such unless, at the time of such exercise, the optionee is, and has been continuously employed by the Company since the date of grant, except that:

             12.4.1 an Incentive Stock Option may be exercised within such period as may be specified in the applicable option agreement or in any applicable employment agreement to the extent that the option was exercisable at the date of cessation of employment, provided, that if such exercise occurs more than three months after such cessation of employment, it shall be treated as the exercise of a Non-Statutory Option under the Plan;

             12.4.2 if the optionee dies while in the employ of the Company, or within three months after he or she ceases to be an employee, the Incentive Stock Option will be accelerated in full and may be fully exercised by the person to whom it is transferred by will or the laws of descent and distribution within one year immediately following the date of death (or within such lesser period as may be specified in the applicable option agreement); and

Rev. October 8, 1996
                                                                     Page 4 of 9

--------------------------------------------------------------------------------




             12.4.3    if the optionee  becomes  disabled (within the meaning of
                       Section 22(e)(3) of the Code or any successor provision thereto) while in the employ of the Company, the Incentive Stock Option will be accelerated in full and fully exercisable within the period of one year after the date the optionee ceases to be such an employee because of such disability (or within such lesser period as may be specified in the applicable option agreement).

             12.4.4 An Incentive Stock Options shall not be affected by any change of employment within or among the Company and any parent or subsidiary corporation, so long as the optionee continues to be an employee of either the Company or such parent or subsidiary corporation.

     12.5 Employment. For all purposes of the Plan and any option granted hereunder, "employment" shall be defined in accordance with the provisions of Section 1.421-7(h) of the Income Tax Regulations (or any successor regulations). Notwithstanding the foregoing provisions, no Incentive Stock Option may be exercised after its expiration date.


13 Additional Provisions, Acceleration and Extension. The Board of Directors may, in its sole discretion, include additional provisions in option agreements covering options granted under the Plan and after the grant date may take other actions with respect to options granted under the Plan. Such provisions and actions may include, but shall not be limited to the following:

     13.1 Restrictions on transfer, repurchase rights, commitments to pay cash bonuses, to make, arrange for, or guaranty loans, or to transfer other property to optionees upon exercise of options; provided that such additional provisions or actions shall not be inconsistent with any other express term or condition of the Plan and such additional provisions shall not cause any Incentive Stock Option granted under the Plan to fail to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code; and

     13.2 To accelerate the date or dates on which all or any particular option or options granted under the Plan may be exercised and to extend the period during which all, or any particular, option or options granted under the Plan may be exercised.


14   Securities Laws.

     14.1 Investment Representations. The Company may require any optionee as a condition of exercising his or her option, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Common Stock subject to the option for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary, appropriate or advisable in order to comply with federal and applicable state securities laws, or with covenants or representations made by the Company in connection with any public offering of its Common Stock.

     14.2 Compliance With Securities Laws. Each option shall be subject to the requirement that if at any time counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, or satisfaction of such condition shall



Rev. October 8, 1996
                                                                     Page 5 of 9

--------------------------------------------------------------------------------


             have been  effected  or  obtained  on  conditions
             acceptable to the Board of Directors. Nothing herein shall be deemed to require the Company to apply for or to obtain such
             listing,   registration  or  qualification,   or  to  satisfy  such
             condition.

15 Rights as a Shareholder. An optionee shall have no rights as a shareholder with respect to any shares covered by the option (including, without limitation, any rights to receive dividends or non-cash distributions with respect to such shares) until the date of issue of a stock certificate to him or her for such shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.


16   Adjustment Provisions for Recapitalization and Related Transactions.

     16.1 General. If through or as a result of any merger, consolidation, sale of all or substantially all of the assets of the Company; any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split; or any other similar transaction
             (a) the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities of the Company; or (b) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment may be made in (x) the maximum number and kind of shares reserved for issuance under the Plan; (y) the number and kind of shares or other securities subject to any then outstanding options under the Plan; and (z) the price for each share subject to any then outstanding options under the Plan, without changing the aggregate purchase price as to which such options remain exercisable. Notwithstanding the foregoing, no adjustment shall be made pursuant to this Section 16 if such adjustment would cause the Plan as it relates to Incentive Stock Options to fail to comply with Section 422 of the Code.

     16.2    Board Authority to Make  Adjustments.  Any  adjustments  under this
             Section 16 will be made by the Board of Directors (but the Committee), whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued under the Plan on account of any such adjustments.


17   Merger, Consolidation, Asset Sale, Liquidation etc.

     17.1 General. In the event of a consolidation or merger or sale of all or substantially all of the assets of the Company in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity or in the event of a liquidation of the Company, the Board of Directors of the Company, (but not the Committee) or the board of directors of any corporation assuming the obligations of the Company, may, in its discretion, take any one or more of the following actions, as to outstanding options:

             17.1.1 Provide that such options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), provided that any such options substituted for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code;

             17.1.2 Upon written notice to the optionees, provide that all exercisable but unexercised options will terminate immediately prior to the consummation of such transaction

Rev. October 8, 1996
                                                                     Page 6 of 9

--------------------------------------------------------------------------------



                       unless exercised by the optionee within a specified period following the date of such notice;

             17.1.3 In the event of a merger under the terms of which holders of the Common Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the merger (the "Merger Price"), make or provide for a cash payment to the optionees equal to the difference between (a) the Merger Price times the number of shares of Common Stock subject to such outstanding options (to the extent then exercisable at prices not in excess of the Merger Price); and (b) the aggregate exercise price of all such outstanding options in exchange for the termination of such options; and

             17.1.4 Provide that all or any outstanding options shall become exercisable in full immediately prior to such event.

     17.2 Substitute Options. The Company may grant options under the Plan in substitution for options held by employees of another corporation who become employees of the Company, or a subsidiary of the Company, as the result of a merger or consolidation of the employing corporation with the Company or a subsidiary of the Company, or as a result of the acquisition by the Company, or one of its subsidiaries, of property or stock of the employing corporation. The Company may direct that substitute options be granted on such terms and conditions as the Board of Directors (but not the Committee) considers appropriate in the circumstances.


18 No Special Employment Rights. Nothing contained in the Plan or in any option shall (a) confer upon any optionee any right with respect to the continuation of his or her employment by the Company; (b) interfere in any way with the right of the Company at any time to terminate such employment or to increase or decrease the compensation of the optionee; or (c) restrict the right of an optionee to resign his or her employment.


19 Other Employee Benefits. The amount of any compensation deemed to be received by an employee as a result of the exercise of an option or the sale of shares received upon such exercise shall not constitute compensation with respect to which any other employee benefits of such employee are determined, including, but without limitation thereto, benefits under any bonus, pension, profit-sharing, life insurance or salary continuation plan, except as to plans which by their terms include such amounts as compensation, and except as otherwise specifically determined by the Board of Directors.


20   Termination and Amendment of the Plan and Option Agreements.

     20.1 The Board of Directors (but not the Committee) may at any time terminate the Plan and may from time to time modify or amend the Plan in any respect, except that if at any time the approval of the shareholders of the Company is required by any federal or state law or regulation or by the rules of any stock exchange or automated quotation system on which the Common Stock may then be listed or quoted, the Board of Directors may not effect such modification or amendment without such approval.

     20.2 The termination or any modification or amendment of the Plan shall not, without the consent of an optionee, affect his or her rights under an option previously granted. With the consent of the optionee, the Board of Directors may amend any outstanding option agreement in a manner not inconsistent with the Plan. The Board of Directors shall have


Rev. October 8, 1996
                                                                     Page 7 of 9

--------------------------------------------------------------------------------

             the right to amend or modify (a) the terms and provisions of the Plan and of any outstanding Incentive Stock Options granted under the Plan to the extent necessary to qualify any or all such options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code; and (b) the terms and provisions of the Plan and of any outstanding option to the extent necessary to ensure the qualification of the Plan or any such option under Rule 16b-3.


21   Withholding.

     21.1 The Company shall have the right to deduct from payments of any kind otherwise due to an optionee any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of options under the Plan. Subject to the prior approval of the Company, which may be withheld by the Company in its sole discretion, the optionee may elect to satisfy such obligations, in whole or in part (a) by causing the Company to withhold shares of Common Stock otherwise issuable pursuant to the exercise of an option; or (b) by delivering to the Company shares of Common Stock already owned by the optionee. The shares so delivered or withheld shall have a fair market value equal to such withholding obligation. The fair market value of the shares used to satisfy such withholding obligation shall be determined by the Company as of the date that the amount of tax to be withheld is to be determined. An optionee who has made an election pursuant to this Section 21.1 may only satisfy his or her withholding obligation with shares of Common Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

     21.2 Notwithstanding the foregoing, in the case of a Reporting Person, no election to use shares for the payment of withholding taxes shall be effective unless made in compliance with any applicable requirements of Rule 16b-3 (unless it is intended that the transaction not qualify for exemption under Rule 16b-3).


22 Cancellation and New Grant of Options etc. The Board of Directors shall have the authority to effect, at any time and from time to time, with the consent of the affected optionees, (a) the cancellation of any or all outstanding options under the Plan and the grant in substitution therefor of new options under the Plan covering the same or different numbers of shares of Common Stock and having an option exercise price per share which may be lower or higher than the exercise price per share of the canceled options; or (b) the amendment of the terms of any and all outstanding options under the Plan to provide an option exercise price per share that is higher or lower than the then- current exercise price per share of such outstanding options.


23   Effective Date and Duration of the Plan.

     23.1 Effective Date. The Plan shall become effective upon its adoption by the Board of Directors (not the Committee), but no option granted under the Plan shall become exercisable unless and until the Plan shall have been approved by the Company's shareholders. If such shareholder approval is not obtained within twelve months after the date of the Board's adoption of the Plan, options previously granted under the Plan shall not vest and shall terminate and no options shall be granted thereafter.

     23.2 Amendments to the Plan not requiring shareholder approval shall become effective when adopted by the Board of Directors; amendments requiring shareholder approval

Rev. October 8, 1996
                                                                     Page 8 of 9

--------------------------------------------------------------------------------

             (as provided in Section 20.1) shall become effective upon their adoption by the Board of Directors, but no option granted after the date of such amendment shall become exercisable (to the extent that such amendment to the Plan was required to enable the Company to grant such option to a particular person) unless and until such amendment shall have been approved by the Company's shareholders. If such shareholder approval is not obtained within twelve months of the Board's adoption of such amendment, any options granted on or after the date of such amendment shall terminate to the extent that such amendment was required to enable the Company to grant such option to a particular optionee. Subject to this limitation, options may be granted under the Plan at any time after the effective date and before the date fixed for termination of the Plan.

     23.3 Termination. Unless sooner terminated in accordance with the Plan, the Plan shall terminate upon the close of business on the day next preceding the tenth anniversary of the date of its adoption by the Board of Directors. Options outstanding on such date shall nevertheless continue in full force and effect in accordance with the provisions of the instruments evidencing such options.


24 Provision for Foreign Participants. The Board of Directors may, without amending the Plan, modify awards or options granted to participants who are foreign nationals or employed outside the United States to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.
               --------------------------------------------------

               Adopted by the Board of Directors this 27th day of
                September, 1996 Approved by the Sole Shareholder
                      of the Company on September 27, 1996
             As Amended by the Board of Directors on October 8, 1996

Rev. October 8, 1996
                                                                     Page 9 of 9

                     EXPRESSPOINT TECHNOLOGY SERVICES, INC.

                        INCENTIVE STOCK OPTION AGREEMENT

                    UNDER THE 1996 EMPLOYEE STOCK OPTION PLAN

--------------------------------------------------------------------------------


Grantee:

Grant Date:

Number of Option Shares:

Option Price Per Share:

Last Day to Exercise Option:

--------------------------------------------------------------------------------

This Option Agreement dated as of the Grant Date set forth above is made between ExpressPoint Technology Services, Inc. and you, ________________________, and evidences the Company's grant to you of an incentive stock option (the "Option") to purchase the number of Option Shares of the Company's Common Stock, $0.01 par value, per share, set forth above at the Option Price Per Share set forth above pursuant to the terms and conditions of this Option Agreement and the option plan noted above (the "Plan").

A copy of the Plan is furnished to you with this Agreement unless you have already been given one. An additional copy may be obtained on request to the Secretary of the Company.

The terms of the Plan and any rules and regulations of the Compensation Committee of the Board of Directors of the Company (which administers the Plan) are incorporated in this Agreement as if fully set forth in it. In the case of any ambiguity or any conflict between the terms of this Option Agreement and the Plan, the provisions of the Plan shall govern.


1.   Exercisability.

     (a) The Option Shares shall become exercisable in ____________________ substantially equal installments as follows:




     (b) You may purchase any one or more of the Option Shares that become exercisable on a given date from that date through and including the Last Day to Exercise Option, set forth above, unless this Option is sooner terminated as provided herein or in the Plan.


2. Exercises. For an exercise to be effective, the Company must receive from you:

     (a) A written notice directed to the Treasurer of the Company, signed by you stating the Option Grant Date and the number of whole Option Shares to be purchased; and

     (b) Payment for the Option Shares either (a) by cashier's or certified check; or (b) with the consent of the Committee, by the transfer to the Company of Company common stock having a fair market value (as defined in the Plan) equal to the purchase price of the Option Shares being purchased, all according to the rules and regulations of the Committee.


3.   Issuance of Option Shares.

     (a) You will have no rights as a shareholder of the Company with respect to any Option Shares purchased under this Option until a certificate representing such shares has been issued and delivered to you.

     (b) The Company will not be obligated to deliver to you a certificate for any Option Shares unless --

         i. Provision acceptable to the Company has been made for the payment of any federal, state and local taxes that are due or that are required to be withheld by the Company because

10/12/96 PLAN________ Grant # _________

INCENTIVE STOCK OPTION AGREEMENT ___________________ DATED ____________ - PAGE 2
                         -------------------------------

               of the purchase of the Option Shares; and

         ii. There has been compliance with all federal and state laws and regulations, in particular, the Securities Act of 1933 and the Securities Exchange Act of 1934 and the rules and regulations promulgated under those acts, that the Company deems applicable, and all other legal matters in connection with the issuance and delivery of the Option Shares have been approved by the Company's counsel.


4. Transferability. This Option may not be assigned or transferred except (a) to immediate family members (as defined in the Plan), or (b) by your will or according to the laws of descent and distribution in the absence of a will.


5. Termination of Employment. If your employment (as defined in Section 1.421-7(h) of the Income Tax Regulations) terminates --

     (a) by reason of your death while employed by the Company, or within three months after you cease to be an employee of the Company, this Option will be accelerated in full and may be fully exercised by your estate, personal representative or beneficiary, as the case may be, at any time prior to the Last Day to Exercise Option or one year from the date of your death, whichever date occurs first;

     (b) by reason of your disability while employed by the Company, this Option will be accelerated in full and may be fully exercised by you at any time prior to the Last Day to Exercise Option or one year from the date of the termination of your employment, whichever date occurs first;

     (c) for Cause (as defined below), this Option shall terminate effective upon the termination of your employment; or

     (d) for any other reason, this Option shall terminate three months after your employment terminates.


6. Termination of this Option For Cause. This Option may be terminated by the Company at any time for Cause effective upon written notice thereof given to you by the Company.


7. Cause. For purposes of this Option, termination of employment for "Cause" means for willful misconduct by you in connection with your employment; willful failure by you to perform your responsibilities as an employee; any act of dishonesty or fraud; the commission of a felony; or for the breach by you of any obligation to the Company including, but not limited to any obligation of confidentiality, non-disclosure or non-competition.


8. Not an Employment Agreement. Nothing in this Option Agreement shall in any way affect your right to resign from the Company's employ or the Company's right to terminate your employment.


9. Adjustments. As more fully described in the Plan, the number and kind of shares issuable under this Option and the Option Price Per Share will be adjusted to account for reorganizations, mergers, recapitalizations, or the like.


In Witness Whereof, the parties have executed this Option Agreement as of the Grant Date.

ExpressPoint Technology Services, Inc.            Grantee

By: _______________________________              _______________________________

     [President] or [Chairman of the Board of Directors]


10/12/96 PLAN________ Grant # _________

                     EXPRESSPOINT TECHNOLOGY SERVICES, INC.

                      NON-STATUTORY STOCK OPTION AGREEMENT

             UNDER THE 1996 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

--------------------------------------------------------------------------------



Grantee:

Grant Date:

Number of Option Shares:

Option Price Per Share:

Date All Shares are Exercisable:

Last Day to Exercise Option:


This Option Agreement dated as of the Grant Date set forth above is made between and you, _________________, and evidences the Company's grant to you of a non-statutory stock option (the "Option") to purchase the number of Option Shares of the Company's Common Stock, $0.01 par value, per share, at the Option Price Per Share set forth above pursuant to the terms and conditions of this Option Agreement and the option plan noted above (the "Plan").

A copy of the Plan is furnished to you with this Agreement unless you have already been given one. An additional copy may be obtained on request to the Secretary of the Company.

The terms of the Plan and any rules and regulations of the Board of Directors of the Company (which administers the Plan) are incorporated in this Agreement as if fully set forth in it. In the case of any ambiguity or any conflict between the terms in this Option Agreement and the Plan, the provisions of the Plan shall govern:


1.   Exercisability.

     (a) The Option Shares shall become exercisable in two (2) substantially equal installments on the firns and second anniversary of the Grant Date as follows:

            _________       Option Shares from and after            ____________
            _________       Option Shares from and after            ____________

     (b) You may purchase any one or more of the Option Shares that become exercisable on a given date from that date through and including the Last Day to Exercise Option, set forth above, unless this Option is sooner terminated as provided herein or in the Plan.


2. Exercises. For an exercise to be effective, the Company must receive from you:

     (a) A written notice signed by you stating the Option Grant Date and the number of Option Shares you wish to purchase; and

     (b) Payment for the Option Shares either (i) by personal, cashier's or certified check; or (ii) by the surrender of Company Common Stock having a fair market value equal to the purchase price of the Option Shares being purchased, all according to the rules and regulations of the Board of Directors.


3.   Issuance of Option Shares.

     (a) You will have no rights as a shareholder of the Company with respect to any Option Shares purchased under this Option until a certificate representing such shares has been issued and delivered to you.




10/12/96 PLAN #: 12/Grant #: 10

          NON-STATUTORY STOCK OPTION AGREEMENT (2 1 )DATED 11 - PAGE 2
                         -------------------------------

     (b) The Company will not be obligated to deliver a certificate for any Option Shares unless --

         i. Provision acceptable to the Company has been made for the payment of any federal, state and local taxes that are due or that are required to be withheld by the Company because of the purchase of the Option Shares; and

         ii. There has been compliance with all federal and state laws and regulations, in particular, the Securities Act of 1933 and the Securities Exchange Act of 1934 and the regulations promulgated under those acts, that the Company deems applicable, and all other legal matters in connection with the issuance and delivery of the Option Shares have been approved by the Company's counsel.


4. Transferability. This Option is transferrable only to the extent and in the manner provided in the Plan.


5. Adjustments. As more fully described in the Plan, the number and kind of shares issuable under this Option and the Option Price Per Share will be adjusted to account for any reorganization, merger, recapitalization, or the like that affects the Company's shares.


6. Acceleration of Vesting. As more fully described in the Plan, the exercisability of this Option will be accelerated in the event of a Change in Control of the Company (as defined in the Plan).


7. Termination. As more fully described in the Plan, this Option terminates under certain circumstances and in certain respects if you cease to be a member of the Board of Directors. In addition, this Option may be terminated by the Company for Cause effective upon written notice thereof given to you by the Company.


In Witness Whereof, the parties have executed this Option Agreement as of the Grant Date set forth above.

ExpressPoint Technology Services, Inc.           Grantee


By: _______________________________              _______________________________

     Chairman of the Board of Directors



10/12/96 PLAN #: 12/Grant #: 10